Rule 497(e)

Registration Nos. 333-207937 and 811-23108

Amplify ETF Trust
(the “Trust”)

Amplify BlackSwan Growth & Treasury Core ETF

Amplify CrowdBureau® Peer-to-Peer Lending & Crowdfunding ETF

(each a “Fund,” and collectively, the “Funds”)

Supplement To Each Fund’s Prospectus

Dated June 7, 2019

Notwithstanding anything to the contrary in each Fund’s prospectus, the second sentence of the first paragraph of the section entitled “Dividends, Distributions and Taxes” in each Fund’s prospectus is replaced in its entirety with the following:

“The Fund distributes its net realized capital gains, if any, to shareholders annually.”

Please Keep This Supplement With Your Prospectus For Future Reference